UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100

Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2017, the stockholders of Basic Energy Services, Inc. (the “Company”) approved the Basic Energy Services, Inc. Non-Employee Director Incentive Plan (the “Incentive Plan”) to authorize 100,000 shares of common stock for issuance thereunder.

A summary of the key terms of the Incentive Plan is included in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting (as defined under Item 5.07 below) filed on April 12, 2017. A copy of the Incentive Plan has been filed as Exhibit 10.1 to the Company’s Form S-8 filed on May 25, 2017 and is incorporated herein by reference. The above description of the Incentive Plan is qualified in its entirety by the full text of such exhibit.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 25, 2017 in Fort Worth, Texas (the “Annual Meeting”):

(1)	to elect three Class I directors to serve until the annual meeting of stockholders in 2020;

(2)	to approve the Incentive Plan;

(3)	to approve, on a non-binding advisory basis, the named executive officer compensation as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting;

(4)	to vote on the frequency of future advisory votes on named executive officer compensation; and

(5)	to ratify the appointment of KPMG LLP as the Company’s independent auditor for fiscal year 2017.

A total of 16,540,284 shares of the Company’s common stock were present at the meeting in person or by proxy, which represented approximately 64% of the outstanding shares of the Company’s common stock as of March 30, 2017, the record date for the Annual Meeting.

Proposal 1: Director nominees were elected at the Annual Meeting based on the following vote tabulation:

	Votes “For”	Votes “Withheld”	Broker Non-Votes
T.M. “Roe” Patterson	10,214,168	3,849,987	2,476,129
Julio M. Quintana	13,674,199	389,956	2,476,129
Anthony J. DiNello	14,025,605	38,550	2,476,129

Proposal 2: The vote to approve the Incentive Plan as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting was approved as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
13,571,318	489,067	3,770	2,476,129

Proposal 3: The vote to approve, on a non-binding advisory basis, the Company’s named executive officer compensation as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting was approved, with the vote count as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
11,336,105	2,372,128	355,922	2,476,129

Proposal 4: The vote on the frequency of voting, on a non-binding advisory basis, of the Company’s named executive officer compensation as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting was approved, with the vote count as follows:

Votes “1 Year”	Votes "2 Years"	Votes “3 Years”	Abstentions	Broker Non-Votes
14,038,067	9,977	15,329	782	2,476,129

Proposal 5: The ratification of the appointment of KPMG LLP as the Company’s independent auditor for fiscal year 2017 was approved as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
16,058,510	478,867	2,907	—

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Basic Energy Services, Inc. Non-Employee Director Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 filed on May 25, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: May 30, 2017    By: /s/ Alan Krenek
Name:    Alan Krenek
Title:    Senior Vice President, Chief Financial             Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Basic Energy Services, Inc. Non-Employee Director Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 filed on May 25, 2017).